SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 6-23-06

                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


           Delaware                    1-9102                   77-0100596
(State or other jurisdiction         (Commission              (IRS Employer
      of Incorporation)                File No.)            Identification No.)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code:
                                 (626) 683-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFG 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.03 - Amendments to Articles of Incorporation or Bylaws

On June 22, 2006, Registrant amended its By-laws to increase the number of directors on its Board of Directors to seven (7) from six (6) effective July 1, 2006.


Item 5.02 -  Election of Directors

(d) On June 22, 2006, the Board of Directors of the Registrant appointed William
D. Horsfall as a new Class II Director and appointed him to the Audit Committee of the Board of Directors effective July 1, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                AMERON INTERNATIONAL CORPORATION


Date: June 23, 2006             By:    /s/ Javier Solis
                                       ---------------------------------
                                       Javier Solis
                                       Senior Vice President & Secretary